Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-103818) of Ameren Corporation of our report dated June 18, 2004 relating to the financial statements of the Employees' Savings Plan of Central Illinois Light Company, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
St. Louis, Missouri
June 28, 2004